Exhibit 10.23

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made this 14th day of January, 2019, between ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company (“Landlord”), and LYELL IMMUNOPHARMA, INC., a Delaware corporation (“Tenant”).

Building:	400 East Jamie Court, South San Francisco, California

Premises:	That portion of the (i) third floor of the Building, containing approximately 30,055 rentable square feet (the “Third Floor Premises”), and (ii) second floor of the Building containing approximately 3,894 rentable square feet (the “Second Floor Premises”), all as shown on Exhibit A.

Project:	The real property on which the Building in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent:	$5.50 per rentable square foot of the Premises per month, subject to adjustment pursuant to Section 4 hereof.

Rentable Area of Premises: 33,949 sq. ft.

Rentable Area of Building: 88,519 sq. ft.

Building’s Share of Project: 54.20%

Rentable Area of Project: 163,307 sq. ft.

Tenant’s Share of Operating Expenses for the Building: 38.35% (4.40% with respect to the Second Floor Premises and 33.95% with respect to the Third Floor Premises)

Security Deposit: $186,719.50

Target Third Floor Premises Commencement Date: March 1, 2019

Target Second Floor Premises Commencement Date: January 7, 2019

Rent Adjustment Percentage: 3%

Base Term:	Beginning on the Commencement Date (as defined in Section 2) and ending 126 months from the first day of the first full month following the Commencement Date. For clarity, if the Commencement Date occurs on the first day of a month, the Base Term shall be measured from that date. If the Commencement Date occurs on a day other than the first day of a month, the Base Term shall be measured from the first day of the following month.

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
P.O. Box 975383	385 E. Colorado Boulevard, Suite 299
Dallas, TX 75397-5383	Pasadena, CA 91101
Attention: Corporate Secretary

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Tenant’s Notice Address:

400 East Jamie Court, Suite 301

South San Francisco, California

Attention: Lease Administrator

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

☒	EXHIBIT A - PREMISES DESCRIPTION	☒	EXHIBIT B - DESCRIPTION OF PROJECT
☒	EXHIBIT C - WORK LETTER	☒	EXHIBIT D - COMMENCEMENT DATE
☒	EXHIBIT E - RULES AND REGULATIONS	☒	EXHIBIT F - TENANT’S PERSONAL PROPERTY

1.     Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Tenant shall have the non-exclusive right during the Term, along with all others having such rights, to use the Common Areas including any common area amenities located at the Project (“Common Area Amenities”), if any. Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use. From and after the Commencement Date through the expiration of the Term, Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other temporary interruptions, and otherwise subject to the terms of this Lease.

2.     Delivery; Acceptance of Premises; Commencement Date.

(a)     Third Floor Premises. Landlord shall use reasonable efforts to deliver (“Delivery” or “Deliver”) the Third Floor Premises to Tenant for the construction of the Tenant Improvements in the Third Floor Premises under the Work Letter on or before the Target Third Floor Premises Commencement Date. If Landlord fails to timely Deliver the Third Floor Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Third Floor Premises to Tenant by the date that is 60 days after the Target Third Floor Premises Commencement Date (as such date may be extended for Force Majeure delays, the “Abatement Date”), then Base Rent payable with respect to the Third Floor Premises shall be abated 1 day for each day after the Abatement Date (as such date may be amended for Force Majeure delays) that Landlord fails to Deliver the Third Floor Premises to Tenant. If Landlord does not Deliver the Third Floor Premises within 90 days of the Target Third Floor Premises Commencement Date for any reason other than Force Majeure delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the term “Tenant Improvements” shall have the meaning set forth for such term in the Work Letter. If Tenant does not elect to void this Lease within 10 business days of the lapse of such 90 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the date Landlord Delivers the Third Floor Premises to Tenant in broom clean condition, free of debris and personal property of prior tenants. The “Third Floor Premises Rent Commencement Date” shall be the date that is 6 months after the Commencement Date. Notwithstanding anything to the contrary contained in this Lease, for the period commencing on the Commencement Date through the Second Floor Premises Commencement Date (as defined below), the term “Premises” shall mean the Third Floor Premises.

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For the period of 30 consecutive days after the Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems (as defined in Section 13) serving the Third Floor Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Prior to the Commencement Date, Landlord shall deliver to Tenant, subject to Landlord’s standard non-reliance letter, copies of the surrender reports delivered to Landlord by the immediately prior tenant of the Third Floor Premises.

Except as set forth in the Work Letter or as otherwise expressly set forth in this Lease: (i) Tenant shall accept the Third Floor Premises in their condition as of the Commencement Date; (ii) Landlord shall have no obligation for any defects in the Third Floor Premises; and (iii) Tenant’s taking possession of the Third Floor Premises shall be conclusive evidence that Tenant accepts the Third Floor Premises. Any occupancy of the Third Floor Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent and Operating Expenses. For the avoidance of doubt, access by Tenant or Tenant’s representatives to the Third Floor Premises for planning purposes in connection with the design of the Tenant Improvements pursuant to the Work Letter shall not constitute occupancy of the Third Floor Premises.

(b)     Second Floor Premises. Landlord shall use reasonable efforts to Deliver the Second Floor Premises to Tenant on or before the Target Second Floor Premises Commencement Date. If Landlord fails to timely Deliver the Second Floor Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Second Floor Premises to Tenant by the date that is 60 days after the Target Second Floor Premises Commencement Date (as such date may be extended for Force Majeure delays, the “Second Floor Premises Abatement Date”), then Base Rent payable with respect to the Second Floor Premises shall be abated 1 day for each day after the Second Floor Premises Abatement Date (as such date may be amended for Force Majeure delays) that Landlord fails to Deliver the Second Floor Premises to Tenant.

The “Second Floor Premises Commencement Date” shall be the date Landlord Delivers the Second Floor Premises to Tenant in broom clean condition, free of debris and personal property of prior tenants. Tenant shall commence paying Base Rent with respect to the Second Floor Premises on the Second Floor Premises Commencement Date.

For the period of 30 consecutive days after the Second Floor Premises Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems serving the Second Floor Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Prior to the Second Floor Premises Commencement Date, Landlord shall deliver to Tenant, subject to Landlord’s standard non-reliance letter, copies of the surrender reports delivered to Landlord by the immediately prior tenant of the Second Floor Premises.

Except as set forth in the Work Letter or as otherwise expressly set forth in this Lease: (i) Tenant shall accept the Second Floor Premises in their condition as of the Second Floor Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Second Floor Premises; and (iii) Tenant’s taking possession of the Second Floor Premises shall be conclusive evidence that Tenant accepts the Second Floor Premises. Any occupancy of the Second Floor Premises by Tenant before the Second Floor Premises Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Base Rent and Operating Expenses. For the avoidance of doubt, access by Tenant or Tenant’s representatives to the Second Floor Premises for planning purposes in connection with the design of the Tenant Improvements pursuant to the Work Letter shall not constitute occupancy of the Second Floor Premises.

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(c)     General. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Second Floor Premises Commencement Date, the Third Floor Premises Rent Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above on the first page of this Lease.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3.     Rent.

(a)     Base Rent. Base Rent for the months in which the Second Floor Premises Commencement Date and the Third Floor Premises Rent Commencement Date occur, and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof after the Third Floor Premises Rent Commencement Date with respect to the Third Floor Premises and after the Second Floor Premises Commencement Date with respect to the Second Floor Premises, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, via federally insured wire transfer (including ACH) pursuant to the wire instructions provided by Landlord, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

Notwithstanding anything to the contrary contained in this Lease, so long as no event of Default has occurred and is continuing under this Lease, Base Rent payable with respect to the Third Floor Premises only shall be abated for the period commencing on the Third Floor Premises Rent Commencement Date through the last day of the 5th month following the Third Floor Premises Rent Commencement Date (the “Abatement Period”). Tenant shall commence paying Base Rent with respect to the Third Floor Premises on the first day of the 6th month following the Third Floor Premises Rent Commencement Date.

(b)     Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) commencing on the Second Floor Premises Commencement Date with respect to the Second Floor Premises and on the Third Floor Premises Rent Commencement Date with respect to the Third Floor Premises, Tenant’s Share of “Operating Expenses” (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

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4.     Base Rent Adjustments.

(a)     Annual Adjustments. Base Rent with respect to the entire Premises shall be increased on each annual anniversary of the Third Floor Premises Rent Commencement Date (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b)     Additional TI Allowance. In addition to the Tenant Improvement Allowance (as defined in the Work Letter), Landlord shall, subject to the terms of the Work Letter, make available to Tenant the Additional Tenant Improvement Allowance (as defined in the Work Letter). Commencing on the Third Floor Premises Rent Commencement Date and continuing thereafter on the first day of each month during the Base Term, Tenant shall pay the amount necessary to fully amortize the portion of the Additional Tenant Improvement Allowance actually funded by Landlord, if any, in equal monthly payments with interest at a rate of 8% per annum over the Base Term, which interest shall begin to accrue on the date that Landlord first disburses such Additional Tenant Improvement Allowance or any portion(s) thereof (“TI Rent”). Any TI Rent (including applicable interest) remaining unpaid as of the expiration or earlier termination of the Lease shall be paid to Landlord in a lump sum at the expiration or earlier termination of this Lease.

5.     Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Second Floor Premises Commencement Date with respect to the Second Floor Premises and on the Third Floor Premises Rent Commencement Date with respect to the Third Floor Premises, and continuing thereafter on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Building (including the Building’s Share of all costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project which are not specific to the Building or any other building located in the Project (including, without duplication, (w) Taxes (as defined in Section 9), (x) capital repairs, improvements and replacements amortized over the lesser of 10 years or the useful life of such capital items (except for capital repairs, replacements and improvements to the roof, which shall be amortized over 15 years), adjusted to reflect Building operations 24 hours per day, 7 days per week and 365 days per year (provided that those Operating Expenses incurred or accrued by Landlord with respect to any capital repairs, replacements or improvements which are for the intended purpose of promoting sustainability (for example, without limitation, by reducing energy usage at the Project) (a “Capital Sustainability Expenditure”) may be amortized over a shorter period, at Landlord’s discretion, to the extent the cost of a Capital Sustainability Expenditure is offset by a reduction in Operating Expenses), (y) the cost (including, without limitation, any subsidies which Landlord may provide in connection with the Common Area Amenities) of the Common Area Amenities now or hereafter located at the Project, if any, and (z) and the costs of Landlord’s third party property manager or, if there is no third party property manager, administration rent in the amount of 3% of Base Rent) (provided that during the Abatement Period, Tenant shall nonetheless be required to pay administration rent each month equal to the amount of the administration rent that Tenant would have been required to pay in the absence of there being an Abatement Period)), excluding only:

(a)     the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b)    capital expenditures for expansion of the Project;

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(c)    interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured;

(d)    depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e)    advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f)    legal and other expenses incurred in the negotiation or enforcement of leases;

(g)    completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h)    costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(i)    salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(j)    general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(k)    costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(l)    costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(m)    penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(n)    overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(o)    costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(p)    costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(q)    costs incurred in the sale or refinancing of the Project;

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(r)    net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(s)    any costs incurred to remove, study, test or remediate Hazardous Materials in or about the Building or the Project for which Tenant is not responsible under this Lease;

(t)    any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by insurance policies required to be maintained by Landlord in accordance with Section 17;

(u)    reserves (other than de minimus amounts);

(v)    costs arising from the gross negligence or willful misconduct of Landlord; and

(w)    any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. Landlord’s and Tenant’s obligations to pay any overpayments or deficiencies due pursuant to this paragraph shall survive the expiration or earlier termination of this Lease.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have a regionally or nationally recognized independent public accounting firm selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld or delayed), working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent

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Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Building had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth on the first page of this Lease as Tenant’s Share as reasonably adjusted by Landlord for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6.    Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth on page 1 of this Lease, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution reasonably satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord’s choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages under California Civil Code Section 1951.2, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Landlord’s right to use the Security Deposit under this Section 6 includes the right to use the Security Deposit to pay future rent damages following the termination of this Lease pursuant to Section 21(c) below. Upon any use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth on Page 1 of this Lease. Tenant hereby waives the provisions of any law, now or hereafter in force, including, without limitation, California Civil Code Section 1950.7, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security

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Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

7.    Use. The Premises shall be used solely for the Permitted Use set forth in the basic lease provisions on page 1 of this Lease, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment which would overload the floor in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

Landlord shall be responsible for the compliance of the Common Areas of the Project with Legal Requirements as of the Commencement Date. Following the Commencement Date, Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) and at Tenant’s expense (to the extent such Legal Requirement is triggered by reason of Tenant’s, as compared to other tenants of the Project, specific use of the Premises or Tenant’s Alterations) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements. Except as provided in the 2 immediately preceding sentences, Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA) related to Tenant’s use or occupancy of the Premises or Tenant’s Alterations. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Tenant’s failure to comply with Legal Requirements related to Tenant’s use or occupancy of the Premises or Tenant’s Alterations, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of Tenant’s breach of the foregoing requirement.

Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees to reasonably cooperate with Landlord, and to provide such information and/or documentation as Landlord may reasonably request, in connection therewith.

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8.    Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount agreed upon in writing by Landlord and Tenant, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages; provided, however, that if Tenant delivers a written inquiry to Landlord within 60 days prior to the expiration or earlier termination of the Term, Landlord will notify Tenant whether the potential exists for consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9.    Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by any Governmental Authority, or (v) imposed as a license or other fee, charge, tax, or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation , to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10.    Parking. Subject to all applicable Legal Requirements, Force Majeure, a Taking (as defined in Section 19 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, at no additional cost, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to

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park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

11.     Utilities, Services. Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Notwithstanding anything to the contrary set forth herein, if (i) a stoppage of an Essential Service (as defined below) to the Premises shall occur and such stoppage is due solely to the gross negligence or willful misconduct of Landlord and not due in any part to any act or omission on the part of Tenant or any Tenant Party or any matter beyond Landlord’s reasonable control (any such stoppage of an Essential Service being hereinafter referred to as a “Service Interruption”), and (ii) such Service Interruption continues for more than 3 consecutive business days after Landlord shall have received written notice thereof from Tenant, and (iii) as a result of such Service Interruption, the conduct of Tenant’s normal operations in the Premises are materially and adversely affected, then, to the extent that such Service Interruption is covered by rental interruption insurance carried by Landlord pursuant to this Lease, there shall be an abatement of one day’s Base Rent for each day during which such Service Interruption continues after such 3 business day period; provided, however, that if any part of the Premises is reasonably useable for Tenant’s normal business operations or if Tenant conducts all or any part of its operations in any portion of the Premises notwithstanding such Service Interruption, then the amount of each daily abatement of Base Rent shall only be proportionate to the nature and extent of the interruption of Tenant’s normal operations or ability to use the Premises. The rights granted to Tenant under this paragraph shall be Tenant’s sole and exclusive remedy resulting from a failure of Landlord to provide services, and Landlord shall not otherwise be liable for any loss or damage suffered or sustained by Tenant resulting from any failure or cessation of services. For purposes hereof, the term “Essential Services” shall mean the following services: operational elevators, HVAC service, water, sewer and electricity, but in each case only to the extent that Landlord has an obligation to provide same to Tenant under this Lease.

Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the capacity of the emergency generators located in the Building as of the Commencement Date, and (ii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Except as otherwise provided in the immediately preceding sentence, Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed.

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Notwithstanding anything to the contrary contained herein, subject to applicable Legal Requirements (including, without limitation, Tenant obtaining all permits required from applicable Governmental Authorities for the installation, operation and maintenance of the Dedicated Emergency Generator and the Generator Area), Tenant shall have the right to install, at Tenant’s sole cost and expense, one emergency generator, and related screening of a design and type reasonably acceptable to Landlord (the “Dedicated Emergency Generator”) at a location within the Project reasonably acceptable to Landlord and Tenant (“Generator Area”). Commencing on the date such Dedicated Emergency Generator is installed, Tenant shall have all of the obligations under this Lease with respect to the Generator Area as though the Generator Area were part of the Premises including, without limitation, the delivery of a Decommissioning and HazMat Closure Plan (as defined in Section 28) with respect to the Generator Area pursuant to Section 28, except that Tenant shall not be required to pay Base Rent with respect to the Generator Area. The number of parking spaces available to Tenant under this Lease may be reduced by the number of parking spaces impacted by the Generator Area, if any. Tenant shall retain ownership of and remove the Dedicated Emergency Generator at the expiration or earlier termination of this Lease. At the expiration or earlier termination of this Lease, Tenant shall restore the Generator Area to substantially its condition prior to the installation of the Dedicated Emergency Generator and shall otherwise surrender the Generator Area free of any debris and trash and free of any Hazardous Materials. Landlord shall have no obligation to make any repairs or improvements to the Dedicated Emergency Generator or the Generator Area and Tenant shall maintain the Dedicated Emergency Generator and the Generator Area, at Tenant’s sole cost and expense, in good repair and condition during the Term.

Tenant agrees to provide Landlord with access to Tenant’s water and/or energy usage data on a monthly basis, either by providing Tenant’s applicable utility login credentials to Landlord’s Measurabl online portal, or by another delivery method reasonably agreed to by Landlord and Tenant. The costs and expenses incurred by Landlord in connection with receiving and analyzing such water and/or energy usage data (including, without limitation, as may be required pursuant to applicable Legal Requirements) shall be included as part of Operating Expenses.

12.     Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant (other than the Tenant Improvements which shall be constructed pursuant to the Work Letter and shall not constitute Alterations pursuant to this Section 12), including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture, fixtures and equipment and customary office decor (i.e., white boards) (other than removal of furniture, fixtures and equipment, if any, owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems and shall not be otherwise unreasonably withheld. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s sole and absolute discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Other than in connection with the Tenant Improvements, Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to 5% of all charges incurred by Tenant or its contractors or agents in connection with

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any Alteration to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish evidence of cash on hand and available for payment of Tenant’s Alterations in an amount of not less than 150% of the cost of the applicable Alteration, or make other arrangements reasonably satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Except for Removable Installations (as hereinafter defined), all Installations (as hereinafter defined) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term, and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding the foregoing, Landlord may, at the time its approval of any such Installation is requested, notify Tenant that Landlord requires that Tenant remove such Installation upon the expiration or earlier termination of the Term, in which event Tenant shall remove such Installation in accordance with the immediately succeeding sentence. Upon the expiration or earlier termination of the Term, Tenant shall remove (i) all wires, cables or similar equipment which Tenant has installed in the Premises or in the risers or plenums of the Building, (ii) any Installations for which Landlord has given Tenant notice of removal in accordance with the immediately preceding sentence, and (iii) all of Tenant’s Property (as hereinafter defined), and Tenant shall restore and repair any damage caused by or occasioned as a result of such removal, including, without limitation, capping off all such connections behind the walls of the Premises and repairing any holes. During any restoration period beyond the expiration or earlier termination of the Term, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant. If Landlord is requested by Tenant or any lender, lessor or other person or entity claiming an interest in any of Tenant’s Property to waive any lien Landlord may have against any of Tenant’s Property, and Landlord consents to such waiver, then Landlord shall be entitled to be paid as administrative rent a fee of $1,000 per occurrence for its time and effort in preparing and negotiating such a waiver of lien.

For purposes of this Lease, (x) “Removable Installations” means any items listed on Exhibit F attached hereto and any items agreed by Landlord in writing to be included on Exhibit F in the future, (y) “Tenant’s Property” means Removable Installations and, other than Installations, any personal property or equipment of Tenant that may be removed without material damage to the Premises, and (z) “Installations” means all property of any kind paid for with the TI Fund, all Alterations, all fixtures, and all partitions, hardware, built-in machinery, built-in casework and cabinets and other similar additions, equipment, property and improvements built into the Premises so as to become an integral part of the Premises, including, without limitation, fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch.

Notwithstanding anything to the contrary contained in this Lease, Tenant shall not be required to remove or restore at the expiration or earlier termination of the Term (x) any improvements existing in the Third Floor Premises as of the Commencement Date or in the Second Floor Premises as of the Second Floor Premises Commencement Date, or (y) any vivarium improvements constructed by Tenant in the Premises or any utility systems associated therewith, nor shall Tenant have the right to remove any such improvements at any time during the Term or at the expiration or earlier termination of the Term except as otherwise provided in this Section 12.

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13.     Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant, or by any of Tenant’s assignees, sublessees, licensees, agents, servants, employees, invitees and contractors (or any of Tenant’s assignees, sublessees and/or licensees respective agents, servants, employees, invitees and contractors) (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 3 business days’ advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Landlord shall endeavor to minimize interference with Tenant’s operations in the Premises in connection with such planned temporary stoppages of Building Systems. Tenant shall promptly give Landlord written notice of any repair of which Tenant becomes aware required by Landlord pursuant to this Section, after which Landlord shall make a commercially reasonable effort to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14.     Tenant’s Repairs. Subject to Section 13 and Section 18 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15.     Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 business days after Tenant receives notice of the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

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16.     Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Landlord Indemnified Parties”) harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises or the Project arising directly or indirectly out of the use or occupancy of the Premises or the Project by Tenant or any Tenant Party (including, without limitation, any act, omission or neglect by Tenant or any Tenant’s Parties in or about the Premises or at the Project) or the breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by the willful misconduct or negligence of Landlord Indemnified Parties. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord Indemnified Parties shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party or Tenant Parties.

17.     Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with employers liability limits of $1,000,000 bodily injury by accident – each accident, $1,000,000 bodily injury by disease – policy limit, and $1,000,000 bodily injury by disease – each employee; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance maintained by Tenant shall name Alexandria Real Estate Equities, Inc., and Landlord, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators (collectively, “Landlord Insured Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; not contain a hostile fire exclusion; contain a contractual liability endorsement; and provide primary coverage to Landlord Insured Parties (any policy issued to Landlord Insured Parties providing duplicate or similar coverage shall be deemed excess over Tenant’s policies, regardless of limits). Tenant shall (i) provide Landlord with 30 days advance written notice of cancellation of such commercial general liability policy, and (ii) request Tenant’s insurer to endeavor to provide 30 days advance written notice to Landlord of cancellation of such commercial general liability policy. Certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant prior to (i) the earlier to occur of (x) the Commencement Date, or (y) the date that Tenant accesses the Premises under this Lease, and (ii) each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

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In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

With reasonable advance notice, Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project; provided, however, that the increased amount of coverage is consistent with coverage amounts then being required by institutional owners of similar projects with tenants occupying similar size premises in the geographical area in which the Project is located.

18.     Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided. however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 10 business days of receipt of a notice from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period or, if longer, the Restoration Period, elect to terminate this Lease, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

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Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either Landlord or Tenant may terminate this Lease upon written notice to the other if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord provides Tenant with written notice of the estimated Restoration Period. Notwithstanding anything to the contrary contained herein, Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. In the event that no Hazardous Material Clearances are required to be obtained by Tenant with respect to the Premises, rent abatement shall commence on the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

19.     Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment, either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

20.     Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a)     Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 3 days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

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(b)     Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c)     Abandonment. Tenant shall abandon the Premises (other than as the result of a casualty governed by Section 18 or a Taking governed by Section 19); provided, however, that Tenant shall not be deemed to have abandoned the Premises if Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, (i) Tenant completes Tenant’s obligations under the Decommissioning and HazMat Closure Plan in compliance with Section 28, (ii) Tenant has obtained the release of the Premises of all Hazardous Materials Clearances and the Premises are free from any residual impact from the Tenant HazMat Operations and provides reasonably detailed documentation to Landlord confirming such matters, (iii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iv) Tenant continues during the balance of the Term to satisfy and perform all of Tenant’s obligations under this Lease as they come due.

(d)     Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e)     Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 business days after Tenant receives notice that any such lien is filed against the Premises.

(f)     Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g)     Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 business days after a second notice requesting such document.

(h)     Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

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21.     Landlord’s Remedies.

(a)     Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b)     Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c)     Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i)     Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii)     Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

(A)     The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B)     The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C)     The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D)     Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

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(E)     At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii)(A) and (B), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 21(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii)     Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv)     Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v)     Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant’s expense.

(d)     Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

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22.     Assignment and Subletting.

(a)     General Prohibition. Without Landlord’s prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

(b)     Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 90 days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), (ii) refuse such consent, in its reasonable discretion; or (iii) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). Among other reasons, it shall be reasonable for Landlord to withhold its consent in any of these instances: (1) the proposed assignee or subtenant is a governmental agency; (2) in Landlord’s reasonable judgment, the use of the Premises by the proposed assignee or subtenant would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord; (3) in Landlord’s reasonable judgment, the proposed assignee or subtenant is engaged in areas of scientific research or other business concerns that are controversial such that they may (i) attract or cause negative publicity for or about the Building or the Project, (ii) negatively affect the reputation of the Building, the Project or Landlord , (iii) attract protestors to the Building or the Project, or (iv) lessen the attractiveness of the Building or the Project to any tenants or prospective tenants, purchasers or lenders; (4) in Landlord’s reasonable judgment, the proposed assignee or subtenant lacks the creditworthiness to support the financial obligations it will incur under the proposed assignment or sublease; (5) in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or subtenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Project or is inconsistent with the type and quality of the nature of the Building; (6) Landlord has received from any prior landlord to the proposed assignee or subtenant a negative report concerning such prior landlord’s experience with the proposed assignee or subtenant; (7) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant; (8) the use of the Premises by the proposed assignee or subtenant will violate any applicable Legal Requirement; (9) the proposed assignee or subtenant, or any entity that, directly or indirectly, controls, is controlled by, or is under common control with the proposed assignee or subtenant, is then an occupant of the Project; (10) the proposed assignee or subtenant is an entity with whom Landlord is negotiating to lease space in the Project; or (11) the assignment or sublease is prohibited by Landlord’s lender. If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment

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Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to Two Thousand Five Hundred Dollars ($2,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents. Notwithstanding the foregoing, Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant (a “Control Permitted Assignment”) shall not be required, provided that Tenant and any assignee or sublessee subject to a Control Permitted Assignment shall execute a consent to assignment or consent to sublease, as applicable, on Landlord’s standard commercially reasonable form. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the greater of the net worth (as determined in accordance with GAAP) of Tenant as of (A) the Commencement Date, or (B) as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease (a “Corporate Permitted Assignment”). Control Permitted Assignments and Corporate Permitted Assignments are hereinafter referred to as “Permitted Assignments.”

(c)     Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i)     that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii)     A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d)     No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of

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Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant. or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e)     No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f)     Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23.     Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, constitute a Default under this Lease, and, in any event, shall be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

24.     Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25.     Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

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26.    Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. Any new rules and regulations imposed by Landlord pursuant to this Section 26 shall not (i) materially adversely affect Tenant’s parking or Tenant’s access to or use of the Premises for the Permitted Use, and/or (ii) materially increase Tenant’s financial obligations to Landlord under this Lease in a manner not otherwise contemplated by the other provisions of this Lease. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27.    Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

Landlord agrees to use reasonable efforts to cause the Holder of any future Mortgage to enter into a subordination, non-disturbance and attornment agreement (“SNDA”) with Tenant with respect to this Lease. The SNDA shall be on the form proscribed by the Holder and Tenant shall pay the Holder’s fees and costs in connection with obtaining such SNDA; provided, however, that Landlord shall request that Holder make any changes to the SNDA requested by Tenant. Landlord’s failure to cause the Holder to enter into the SNDA with Tenant (or make any of the changes requested by Tenant) shall not be a default by Landlord under this Lease.

28.    Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises or such earlier date as Tenant may elect to cease operations at the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Decommissioning and HazMat Closure Plan”). Such Decommissioning and HazMat Closure Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the

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Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Decommissioning and HezMat Closure Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Decommissioning and HazMat Closure Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Decommissioning and HazMat Closure Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Decommissioning and HazMat Closure Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Decommissioning and HazMat Closure Plan approved by Landlord, or if Tenant shall fail to complete the approved Decommissioning and HazMat Closure Plan, or if such Decommissioning and HazMat Closure Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29.    Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30.    Environmental Requirements.

(a)    Prohibition/Compliance/lndemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials

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brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims ”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Building, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Building, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Building, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Building or the Project. Notwithstanding anything to the contrary contained in this Section 30, Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can prove to Landlord’s reasonable satisfaction existed in the Premises immediately prior to the Commencement Date, or (ii) the presence of any Hazardous Materials in the Premises which Tenant can prove to Landlord’s reasonable satisfaction migrated from outside of the Premises into the Premises, unless in either case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b)     Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List’’). Upon Landlord’s request, or any time that Tenant is required to deliver a Hazardous Materials List to any Governmental Authority (e.g., the fire department) in connection with Tenant’s use or occupancy of the Premises, Tenant shall deliver to Landlord a copy of such Hazardous Materials List. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a

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Decommissioning and Hazmat Closure Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c)    Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d)    Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises if there is violation of this Section 30 or if contamination for which Tenant is responsible under this Section 30 is identified; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e)    Control Areas. Tenant shall be allowed to utilize up to its pro rata share of the Hazardous Materials inventory within any control area or zone (located within the Premises), as designated by the applicable building code, for chemical use or storage. As used in the preceding sentence, Tenant’s pro rata share of any control areas or zones located within the Premises shall be determined based on the rentable square footage that Tenant leases within the applicable control area or zone. For purposes of example only, if a control area or zone contains 10,000 rentable square feet and 2,000 rentable square feet of a tenant’s premises are located within such control area or zone (while such premises as a whole contains 5,000 rentable square feet), the applicable tenant’s pro rata share of such control area would be 20%.

(f)    Underground Tanks. Tenant shall have no right to use or install any underground or other storage tanks at the Project.

(g)    Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of

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any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Decommissioning and Hazmat Closure Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(h)     Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31.     Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant’s ability to conduct its business in the Premises (a “Material Landlord Default”), Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim which notice shall specifically state that a Material Landlord Default exists and telephonic notice to Tenant’s principal contact with Landlord. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion provided that it does not affect any Building Systems affecting other tenants, the Building structure or Common Areas, and shall be entitled to recover the costs of such cure (but not any consequential or other damages) from Landlord by way of reimbursement from Landlord with no right to offset against Rent, to the extent of Landlord’s obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the

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Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32.    Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last 18 months of the Term, to prospective tenants or for any other business purpose. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

33.    Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34.    Force Majeure. Except for the payment of Rent, neither Landlord nor Tenant shall be held responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, sinkholes or subsidence, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond their reasonable control (“Force Majeure”).

35.    Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Flinn Ferguson and CRESA, who serve as Tenant’s broker. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Flinn Ferguson and CRESA, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all commissions due to Flinn Ferguson and CRESA arising out of the execution of this Lease in accordance with the terms of a separate written agreement between Flinn Ferguson and CRESA, on the one hand, and Landlord, on the other hand.

36.    Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR

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INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD’S OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37.    Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38.    Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

Tenant shall have the non-exclusive right to display, at Tenant’s cost and expense, Tenant’s name on monument sign serving the Building (the ‘‘Monument Sign”). Tenant acknowledges and agrees that Tenant’s signage on the Monument Sign including, without limitation, the location, size, color and type, shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld and shall be consistent with Landlord’s signage program at the Project and applicable Legal Requirements. Tenant shall be entitled to Tenant’s pro rata share of the Monument Sign. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s signage on the Monument Sign, for the removal of Tenant’s signage from the Monument Sign at the expiration or earlier termination of this Lease and for the repair of all damage resulting from such removal.

39.    Right to Expand.

(a)    Right of First Refusal. Subject to the superior rights of Abbvie StemCentrx LLC (or its successors or assigns) and subject to the terms of this Section 39, the first time after the date of this

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Lease that Landlord intends to accept a bona fide written proposal (the “Pending Deal”) to lease all or any portion the ROFR Space (as hereinafter defined) to a third party, Landlord shall deliver to Tenant written notice (the “Pending Deal Notice”) of the existence of such Pending Deal and the material terms of such Pending Deal. For purposes of this Section 39(a), “ROFR Space” shall mean the balance of the Building. For the avoidance of doubt, Tenant shall be required to exercise its right under this Section 39(a) with respect to all of the space described in the Pending Deal Notice, including, at Landlord’s option, any space at the Project (i.e., 450 E. Jamie Court) in addition to the ROFR Space that is described in the Pending Deal Notice, which additional space shall be deemed to be included as part of the ROFR Space (the “Identified Space”). Within 10 business days after Tenant’s receipt of the Pending Deal Notice, Tenant shall deliver to Landlord written notice (the “Acceptance Notice”) if Tenant elects to lease the Identified Space. Tenant’s right to receive the Pending Deal Notice and election to lease or not lease the Identified Space pursuant to this Section 39(a) is hereinafter referred to as the “Right of First Refusal.” If Tenant elects to lease the Identified Space described in the Pending Deal Notice by delivering an Acceptance Notice within the required 10 business day period, Tenant shall be deemed to agree to lease the Identified Space on the same general terms and conditions as this Lease except that the terms of this Lease shall be modified to reflect the terms of the Pending Deal Notice for the rental of the Identified Space. Tenant acknowledges that the term of the Lease with respect to the Identified Space and the Term of the Lease with respect to the existing Premises may not be co-terminous. Notwithstanding anything to the contrary contained herein, in no event shall the Work Letter apply to the Identified Space. If Tenant fails to deliver a Space Acceptance Notice to Landlord within the required 10 business day period, Tenant shall have deemed to have forever waived its rights under this Section 39(a) with respect to the Identified Space and Landlord shall have the right to lease the Identified Space to the third party subject to the Pending Deal (or an affiliate of such third party) (each, a “Pending Deal Party”) on substantially the same business terms and conditions set forth in the Pending Deal Notice. Notwithstanding anything to the contrary contained herein, if Landlord fails to execute a lease for the Identified Space with a Pending Deal Party within 6 months after the above-referenced 10 business day period, Tenant’s Right of Refusal shall be restored with respect to the next Pending Deal with respect to such Identified Space. Also, notwithstanding anything to the contrary contained herein, if (i) Landlord delivers to Tenant a Pending Deal Notice for any identified Space prior to the Third Floor Premises Rent Commencement Date, or (ii) the initial Identified Space with respect to which Landlord delivers to Tenant a Pending Deal Notice contains less than 10,000 rentable square feet, and Tenant, in either case, fails to deliver a Space Acceptance Notice with respect to such Identified Space, Tenant’s Right of First Refusal shall remain in full force and effect and Tenant shall have the right to receive a Pending Deal Notice with respect to the next succeeding Pending Deal arising with respect to the ROFR Space.

(b)    Amended Lease. If: (i) Tenant fails to timely deliver an Acceptance Notice, or (ii) after the expiration of a period of 10 business days immediately following Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Identified Space, no lease amendment for the Identified Space acceptable to both parties each in their reasonable discretion, has been executed, Tenant shall, notwithstanding anything to the contrary contained herein, be deemed to have forever waived its right to lease such Identified Space.

(c)    Exceptions. Notwithstanding the above, the Right of First Refusal shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i)    during any period of time that Tenant is in Default under any provision of this Lease; or

(ii)    if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Right of First Refusal.

(d)    Termination. The Right of First Refusal shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of Right of First Refusal if, after such exercise, but prior to the commencement date of the lease of the Identified Space, (i) Tenant fails to

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timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Right of First Refusal to the date of the commencement of the lease of the Identified Space, whether or not such Defaults are cured.

(e)    Rights Personal. The Right of First Refusal is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that it may be assigned in connection with any Permitted Assignment of this Lease.

(f)    No Extensions. The period of time within which the Right of First Refusal may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Right of First Refusal.

40.    Intentionally Omitted.

41.    Intentionally Omitted.

42.    Miscellaneous.

(a)    Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b)    Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c)    Financial Information. Starting with reports generated at the end of Tenant’s 2019 fiscal year, Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 90 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, and (iii) corporate brochures and/or profiles prepared by Tenant for prospective investors, if available. So long as Tenant is a “public company” and its financial information is publicly available, then the foregoing delivery requirements of this Section 42(c) shall not apply. Landlord shall treat Tenant’s financial information as confidential information belonging to Tenant and will not disclose the same other than on a need-to-know basis to Landlord’s affiliates, legal, financial or tax advisors, consultants, potential lenders and potential purchasers and as required by Legal Requirements.

(d)    Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e)    Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

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(f)    Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g)    Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h)    Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i)    Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(j)    OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k)    Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(l)    Entire Agreement. This Lease, including the exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein.

(m)    No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(n)    Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

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(o)    EV Charging Stations. Landlord shall not unreasonably withhold its consent to Tenant’s written request to install 1 or more electric vehicle car charging stations (“EV Stations”) in the parking area serving the Project; provided, however, that Tenant complies with all reasonable requirements, standards, rules and regulations which may be imposed by Landlord, at the time Landlord’s consent is granted, in connection with Tenant’s installation, maintenance, repair and operation of such EV Stations, which may include, without limitation, the charge to Tenant of a reasonable monthly rental amount for the parking spaces used by Tenant for such EV Stations, Landlord’s designation of the location of Tenant’s EV Stations, and Tenant’s payment of all costs whether incurred by Landlord or Tenant in connection with the installation, maintenance, repair and operation of each Tenant’s EV Station(s). Nothing contained in this paragraph is intended to increase the number of parking spaces which Tenant is otherwise entitled to use at the Project under Section 10 of this Lease nor impose any additional obligations on Landlord with respect to Tenant’s parking rights at the Project.

(p)    California Accessibility Disclosure. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Project has not undergone inspection by a Certified Access Specialist (CASp). In addition, the following notice is hereby provided pursuant to Section 1938(e) of the California Civil Code: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of and in connection with such notice: (i) Tenant, having read such notice and understanding Tenant’s right to request and obtain a CASp inspection, hereby elects not to obtain such CASp inspection and forever waives its rights to obtain a CASp inspection with respect to the Premises, Building and/or Project to the extent permitted by Legal Requirements; and (ii) if the waiver set forth in clause (i) hereinabove is not enforceable pursuant to Legal Requirements, then Landlord and Tenant hereby agree as follows (which constitutes the mutual agreement of the parties as to the matters described in the last sentence of the foregoing notice): (A) Tenant shall have the one-time right to request for and obtain a CASp inspection, which request must be made, if at all, in a written notice delivered by Tenant to Landlord; (B) any CASp inspection timely requested by Tenant shall be conducted (1) at a time mutually agreed to by Landlord and Tenant, (2) in a professional manner by a CASp designated by Landlord and without any testing that would damage the Premises, Building or Project in any way, and (3) at Tenant’s sole cost and expense, including, without limitation, Tenant’s payment of the fee for such CASp inspection, the fee for any reports prepared by the CASp in connection with such CASp inspection (collectively, the “CASp Reports”) and all other costs and expenses in connection therewith; (C) the CASp Reports shall be delivered by the CASp simultaneously to Landlord and Tenant; (D) Tenant, at its sole cost and expense, shall be responsible for making any improvements, alterations, modifications and/or repairs to or within the Premises to correct violations of construction-related accessibility standards including, without limitation, any violations disclosed by such CASp inspection; and (E) if such CASp inspection identifies any improvements, alterations, modifications and/or repairs necessary to correct violations of construction-related accessibility standards relating to those items of the Building and Project located outside the Premises that are Landlord’s obligation to repair as set forth in this Lease, then Landlord shall perform such improvements, alterations, modifications and/or repairs as and to the extent required by Legal Requirements to correct such violations, and Tenant shall reimburse Landlord for the cost of such improvements, alterations, modifications and/or repairs within 10 business days after Tenant’s receipt of an invoice therefor from Landlord.

(q)    Counterparts. This Lease may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

LYELL IMMUNOPHARMA, INC., a Delaware corporation

By:	/s/ Charles Newton
Its:	CFO

LANDLORD:

ARE-EAST JAMIE COURT, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Gary Dean
		Its:	Senior Vice President RE: Legal Affairs

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

Third Floor Premises:

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Second Floor Premises:

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

All that certain real property in the City of South San Francisco, County of San Mateo, State of California, more particularly described as follows:

LEGAL DESCRIPTION

PARCEL 2, AS DESIGNATED ON THE MAP ENTITLED “PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 5, AS SAID PARCEL IS DELINEATED AND SO DESIGNATED UPON THAT CERTAIN PARCEL MAP RECORDED IN BOOK 47 OF PARCEL MAPS AT PAGES 4 & 5, SAN MATEO CO. RECORDS, SOUTH SAN FRANCISCO, SAN MATEO CO., CALIFORNIA”, WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA, ON OCTOBER 23, 1981, IN BOOK 51 OF MAPS AT PAGES 96 AND 97.

EXCEPTING THEREFROM, WATER RIGHTS AS LIE BENEATH THE SURFACE OF THE EARTH, WITH NO RIGHT OF SURFACE ENTRY, AS CONTAINED IN THAT QUITCLAIM DEED FROM ARTHUR S. HASKINS, JR., TO CALIFORNIA WATER SERVICE COMPANY, A CALIFORNIA CORPORATION, DATED OCTOBER 2, 1981, AND RECORDED OCTOBER 30, 1981, UNDER INSTRUMENT NO. 2299-AT, RECORDS OF SAN MATEO COUNTY.

ASSESSOR’S PARCEL NO. 015-102-120                                                                                                          JOINT PLANT NO. 015-010-102-25A

METES AND BOUNDS DESCRIPTION

PARCEL 2, AS DESIGNATED ON THE MAP ENTITLED “PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 5, AS SAID PARCEL IS DELINEATED AND SO DESIGNATED UPON THAT CERTAIN PARCEL MAP RECORDED IN BOOK 47 OF PARCEL MAPS AT PAGES 4 & 5, SAN MATEO CO. RECORDS, SOUTH SAN FRANCISCO, SAN MATEO CO., CALIFORNIA”, WHICH MAP WAS FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA, ON OCTOBER 23, 1981, IN BOOK 51 OF MAPS AT PAGES 96 AND 97.

BEGINNING AT THE SOUTHWEST CORNER OF PARCEL 2, THENCE ALONG THE WESTERLY LINE OF SAID PARCEL 2, NORTH, 115.08 FEET; THENCE WEST, 20.78 FEET; THENCE NORTH, 201.65 FEET; THENCE EASTERLY ALONGTHE ARC OF A NON-TANGENT CURVE TO THE RIGHT, THE RADIUS POINT OF WHICH BEARS SOUTH 43°50’30” EAST, 30.00 FEET THROUGH A CENTRAL ANGLE OF 47°00’48”, AN ARC DISTANCE OF 24.62 FEET; THENCE SOUTH 86°49’42” EAST, 874.36 FEET; THENCE SOUTH 275.50 FEET; THENCE SOUTH 89°55’25” WEST, 874.68 FEET; TO THE POINT OF BEGINNING, CONTAINING 6.13 ACRES, MORE OR LESS.

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Work Letter – Tenant Build

EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER (this “Work Letter’’) is incorporated into that certain Lease Agreement (the “Lease”) dated as of Jan. 14. 2019 by and between ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company (“Landlord”), and LYELL IMMUNOPHARMA, INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1.    General Requirements.

(a)    Tenant’s Authorized Representative. Tenant designates Akira Matsuno and Erik Westover (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord.

(b)    Landlord’s Authorized Representative. Landlord designates Toon Jordan and Todd Miller (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant.

(c)    Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect (the “TI Architect”) for the Tenant Improvements (as defined in Section 2(a) below), the general contractor and any subcontractors for the Tenant Improvements shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall be named a third party beneficiary of any contract entered into by Tenant with the TI Architect, any consultant, any contractor or any subcontractor, and of any warranty made by any contractor or any subcontractor.

2.    Tenant Improvements.

(a)     Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises desired by Tenant of a fixed and permanent nature. Other than funding the TI Allowance (as defined below) as provided herein, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy. The Tenant Improvements may be constructed in phases.

(b)    Tenant’s Space Plans. Tenant shall deliver to Landlord schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements. Not more than 5 business days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the TI Architect with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval (which approval shall not be unreasonably withheld within 10 days thereafter. Such process shall continue until Landlord has approved the TI Design Drawings.

(c)    Working Drawings. Promptly following the approval of the TI Design Drawings by Landlord, Tenant shall cause the TI Architect to prepare and deliver to Landlord for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction

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Work Letter – Tenant Build

Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Landlord shall deliver its written comments on the TI Construction Drawings to Tenant not later than 10 business days after Landlord’s receipt of the same; provided, however, that Landlord may not disapprove any matter that is consistent with the TI Design Drawings. Tenant and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Landlord how Tenant proposes to respond to such comments. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Landlord shall approve the TI Construction Drawings submitted by Tenant. Once approved by Landlord, subject to the provisions of Section 4 below, Tenant shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below).

(d)    Approval and Completion. If any dispute regarding the design of the Tenant Improvements is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not adversely affect the base Building, structural components of the Building or any Building Systems (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3.    Performance of the Tenant Improvements.

(a)    Commencement and Permitting of the Tenant Improvements. Tenant shall commence construction of the Tenant Improvements upon obtaining and delivering to Landlord a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Landlord. The cost of obtaining the TI Permit shall be payable from the TI Fund. Landlord shall assist Tenant in obtaining the TI Permit. Prior to the commencement of the Tenant Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors (including the TI Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the general contractor’s liability coverages required above.

(b)    Selection of Materials, Etc. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Tenant and Landlord, the option will be within Tenant’s reasonable discretion if the matter concerns the Tenant Improvements, and within Landlord’s sole and absolute subjective discretion if the matter concerns the structural components of the Building or any Building system.

(c)    Tenant Liability. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements.

(d)    Substantial Completion. Tenant shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature which do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Tenant shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Work Letter – Tenant Build

G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

4.    Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

(a)    Tenant’s Right to Request Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AlA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall review and approve or disapprove such Change Request within 10 business days thereafter, provided that Landlord’s approval shall not be unreasonably withheld, conditioned or delayed.

(b)    Implementation of Changes. If Landlord approves such Change and Tenant deposits with Landlord any Excess TI Costs (as defined in Section 5(d) below) required in connection with such Change, Tenant may cause the approved Change to be instituted. If any TI Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such TI Permit modification or change.

5.    Costs.

(a)    Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Tenant shall obtain a detailed breakdown, by trade, of the costs incurred or that will be incurred, in connection with the design and construction of the Tenant Improvements (the “Budget”), and deliver a copy of the Budget to Landlord for Landlord’s approval, which shall not be unreasonably withheld or delayed. The Budget shall be based upon the TI Construction Drawings approved by Landlord. The Budget shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to $30,000 plus reasonable and actual out-of-pocket expenses incurred by Landlord in connection with the Tenant Improvements. Such Administrative Rent shall be payable out of the TI Fund. Notwithstanding the foregoing, if Tenant elects to have an affiliate of Landlord manage the Tenant Improvements, then, provided Tenant and Landlord’s affiliate enter into a mutually acceptable separate agreement, Landlord’s affiliate shall manage the construction of the Tenant Improvements pursuant to such agreement and Tenant shall pay to Landlord’s affiliate a fee in an amount equal to the actual cost of a regionally recognized reputable third party management group, not to exceed 3% of the total cost of the Tenant Improvements.

(b)    TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (collectively, the “TI Allowance”) as follows:

1.    a “Tenant Improvement Allowance” in the maximum amount of $100.00 per rentable square foot in the Premises, or $3,394,900.00 in the aggregate, which is included in the Base Rent set forth in the Lease; and

2.    an “Additional Tenant Improvement Allowance” in the maximum amount of $30.00 per rentable square foot in the Premises, or $1,018,470.00 in the aggregate, which shall, to the extent used, result in TI Rent as set forth in Section 4(b) of the Lease.

The TI Allowance shall be disbursed in accordance with this Work Letter. Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the TI Allowance not

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Work Letter – Tenant Build

required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4. Tenant shall have no right to any portion of the TI Allowance that is not disbursed before the last day of the month that is 18 months after the Commencement Date.

(c)    Costs Includable in Tl Fund. The TI Fund shall be used solely for the payment of hard and soft design, permit and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not be limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements; provided, however, that Tenant may use a portion of the TI Allowance for costs incurred by Tenant in connection with the installation of Tenant’s signage.

(d)    Excess Tl Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance (“Excess TI Costs”), monthly disbursements of the TI Allowance shall be made in the proportion that the remaining TI Allowance bears to the outstanding TI Costs under the Budget, and Tenant shall fund the balance of each such monthly draw. For purposes of any litigation instituted with regard to such amounts, those amounts required to be paid by Tenant will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance.

(e)    Payment for TI Costs. During the course of design and construction of the Tenant Improvements, subject to the terms of Section 5(d), Landlord shall reimburse Tenant for TI Costs once a month against a draw request in Landlord’s standard form, containing evidence of payment of such TI Costs by Tenant and such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month’s progress payments), inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord’s approval thereof for payment, no later than 30 days following receipt of such draw request. Upon completion of the Tenant Improvements (and prior to any final disbursement of the TI Fund), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) a certificate of occupancy for the Premises; and (v) copies of all operation and maintenance manuals and warranties affecting the Premises.

6.    Miscellaneous.

(a)    Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

(b)    Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c)    No Default Funding. In no event shall Landlord have any obligation to fund any portion of the TI Allowance during any period that Tenant is in Default under the Lease.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this     day of          ,        , between ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company (“Landlord”), and LYELL IMMUNOPHARMA, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated             ,        (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is            ,         , Commencement Date of the Base Term of the Lease is            ,         , the Third Floor Premises Rent Commencement Date is         ,         , and the termination date of the Base Term of the Lease shall be midnight on            ,         . In case of a conflict between the terms of the Lease and the terms of this Acknowledgment of Commencement Date, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

LYELL IMMUNOPHARMA, INC., a Delaware corporation

By:
Its:

LANDLORD:

ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Its:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations

EXHIBIT E TO LEASE

Rules and Regulations

1.    The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2.    Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3.    Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4.    Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5.    If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6.    Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7.    Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8.    Tenant shall maintain the Premises free from rodents, insects and other pests.

9.    Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10.    Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11.    Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12.    Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations

13.    All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14.    No auction, public or private, will be permitted on the Premises or the Project.

15.    No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16.    The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17.    Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18.    Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19.    Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration and noise which may be transmitted beyond the Premises.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

Rules and Regulations

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

January 14, 2019

Lyell Immunopharma, Inc.

400 East Jamie Court, Suite 301

South San Francisco, California

Attention: Lease Administrator

Re:	Lyell Immunopharma, Inc.

400 East Jamie Court, South San Francisco, California/Letter Agreement

Ladies and Gentlemen:

Reference is made to that certain Lease Agreement of even date herewith between you, as “Tenant,” and ARE-East Jamie Court, LLC, a Delaware limited liability company, as “Landlord” (the “Lease”). Initially capitalized terms not specifically defined in this letter agreement are intended to have the meanings set forth for such terms in the Lease.

This letter agreement modifies the definition of “Permitted Use” under the Lease and the terms of Section 7 of the Lease and items 3 and 8 of Exhibit E of the Lease with respect to the meaning of “Permitted Use” under the Lease and shall be considered an integral part of the Lease, notwithstanding any language in the Lease to the contrary.

This will confirm that the parties agree that the Permitted Use of the Premises may include use of a portion of the Premises for the housing and use in medical research of rodents and other small animals, but not primates or larger animals.

The parties will make a commercially reasonable effort to keep the subject matter of this letter agreement confidential between them, and will not voluntarily disclose to any person the contents of this letter agreement except (a) as may be required in connection with any legal, administrative or regulatory proceeding or requirement, (b) to Landlord’s auditors, attorneys, consultants, lenders, prospective purchasers and other parties who need to know such information in the ordinary course of Landlord’s business, (c) to Tenant’s employees, collaborators, donors, lenders and other parties who need to know such information in the ordinary course of Tenant’s business operations, and (d) to any party receiving an estoppel certificate or other certification as to the documents that constitute the Lease.

By this letter agreement, the parties make no other change to the terms of the Lease with respect to the Permitted Use.

Lyell Immunopharma, Inc.	CONFIDENTIAL FOR ADDRESSEE ONLY
January , 2019	DO NOT COPY OR DISTRIBUTE

Please acknowledge your agreement to the terms of this letter agreement by countersigning below.

Sincerely,

ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Its:

Acknowledged and agreed as of the date first written above:

LYELL IMMUNOPHARMA, INC., a Delaware corporation

By:	/s/ Charles Newton
Its:	CFO

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (this “First Amendment”) is made as of January 14, 2019, by and between ARE-TENANT, LLC, a Delaware limited liability company (“Licensor”), and LYELL IMMUNOPHARMA, INC., a Delaware corporation ( “Licensee”).

RECITALS

A.    Licensor and Licensee are parties to that certain License Agreement dated as of November 12, 2018 (the “License”), wherein Licensor licenses to Licensee that certain space located at 701 Gateway Boulevard, South San Francisco, California, as more particularly described in the License. Capitalized terms used herein without definition shall have the meanings defined for such terms in the License.

B.    Concurrently with this First Amendment, Licensee is entering into a lease with an affiliate of Licensor pursuant to which Licensee is leasing approximately 33,949 rentable square feet of space at that certain building located at 400 E. Jamie Court in South San Francisco, California (the “New Lease”).

C.    Licensor and Licensee desire, subject to the terms and conditions of this First Amendment, to, amend the License as provided in this First Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee hereby agree as follows:

1.

Term. Notwithstanding anything to the contrary contained in the License, the term (the “Term”) of the license shall continue until the earliest of (a) the date that is 30 days after the later to occur of the Third Floor Premises Commencement Date or the Second Floor Premises Commencement Date (as such terms are defined in the New Lease), (b) the date that is 30 days after the termination of the New Lease, or (c) the termination of the License for Cause (as defined in Section 6 of the License).

2.	License Fees. Section 7 of the License is hereby deleted in its entirety and replaced with the following:

“7.    License Fees. In consideration of Licensor’s agreement to enter into this Agreement, commencing on the Commencement Date, Licensee shall pay a license fee (“License Fee”) to Licensor in the amount of $2,242.00 per month during the Term. Licensee shall pay to Licensor in advance, without demand, abatement, deduction or set-off, monthly installments of the License Fee on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America. Payments of the License Fee for any fractional calendar month shall be prorated.

Payments required to be made to Licensor pursuant to this Agreement shall be remitted to Licensor at the address set forth below (as the same may be changed from time to time by Licensor upon written notice from Licensor to Licensee):

PO Box 975383

Dallas, TX 75497-5383”

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.
1

3.

OFAC. Licensee and all beneficial owners of Licensee are currently (a) in compliance with and shall at all times during the Term of the License remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the License be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

4.	California Accessibility Disclosure. Section 16 of the License is hereby incorporated by reference.

5.	Miscellaneous.

(a)    This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)    This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

(c)    This First Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this First Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

(d)    Licensor and Licensee each represent and warrant that it has not dealt with any broker, agent or other person (collectively “Broker”) in connection with this transaction, and that no Broker brought about this transaction, other than Flinn Ferguson and CRESA, who serve as Tenant’s broker. Notwithstanding the foregoing, the parties agree that neither Flinn Ferguson nor CRESA is entitled to a commission in association with the License or this First Amendment. Licensor and Licensee each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Licensee or Licensor, as applicable, with regard to this leasing transaction.

(e)    Except as amended and/or modified by this First Amendment, the License is hereby ratified and confirmed and all other terms of the License shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the License, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the License are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

(Signatures are on the next page)

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.
2

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LICENSEE:

LYELL IMMUNOPHARMA, INC., a Delaware corporation

By:	/s/ Charles Newton
Its:	CFO

LICENSOR:

ARE-TENANT, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
Its:

Landlord hereby consents the foregoing First Amendment between Licensor and Licensee:

ARE-SAN FRANCISCO NO. 40, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

By:
Its:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.
3

Alexandria Venture Investments, LLC

385 E. Colorado Boulevard

Suite 299

Pasadena, California 91101

January 14, 2019

Lyell ImmunoPharma, Inc.

Attention: Chief Executive Officer

Re:	400 East Jamie Court, South San Francisco, CA

Ladies and Gentlemen:

Reference is made to the Letter of Intent, dated November 1, 2018 (“Letter of Intent”), entered into between ARE-East Jamie Court, LLC, a Delaware limited liability company (“Landlord”), and Lyell ImmunoPharma, Inc. a Delaware corporation (“Tenant”), related to the lease of premises at the above-referenced address (the “Lease”). The Letter of Intent provides that Landlord, or an affiliate or designee of Landlord, is to be granted certain rights with respect to certain of Tenant’s rounds of equity financing following the date hereof. Alexandria Venture Investments, LLC, a Delaware limited liability company (“Alexandria”), is an affiliate of Landlord and this letter agreement (this “Participation Rights Agreement”) is intended to implement the foregoing provision of the Letter of Internt and is required to be executed and delivered to Landlord as a condition precedent to the execution and delivery by Landlord of the Lease.

1.    Participation in Future Financing. In exchange for good and valuable consideration, the receipt and sufficiency of which Tenant hereby acknowledges, Tenant hereby grants Alexandria the right, but not the obligation, to purchase any amount up to a maximum of $1,000,000 in aggregate purchase price of New Securities (as defined below) that Tenant sells in its next bona fide private equity financing round following the date of this Participation Rights Agreement (such round, the “Qualified Financing”), at a price per share and on other terms and conditions that are no less favorable to Alexandria than those upon which the New Securities are sold by Tenant to the other investors generally in such financing round. “New Securities” means shares of the series of preferred stock issued by Tenant in the Qualified Financing. For clarity, it is agreed that additional issuances of Series A Preferred Stock by the Company, including at additional closings or second tranche closings that are currently contemplated by the Series A Preferred Stock Purchase Agreement entered into by the Company and certain investors in September 2018, as amended from time to time (the “Series A Purchase Agreement”), shall not constitute a Qualified Financing; notwithstanding the foregoing, any sale or issuance of Tenant’s Series A Preferred Stock that requires a material amendment to the Series A Purchase Agreement after the date hereof shall constitute a Qualified Financing hereunder.

Tenant shall offer to sell the New Securities to Alexandria by sending written notice of such offer to investments@are.com (a “New Securities Notice”). Any New Securities Notice shall describe the provisions of the New Securities in reasonable detail and shall specify the terms and conditions upon which they shall be sold by Tenant. Alexandria may purchase the applicable amount of New Securities by sending written notice to Tenant of Alexandria’s election to do so within 20 days after receipt of the New Securities Notice. Any New Securities not purchased by Alexandria may thereafter be offered for sale and sold by Tenant, on terms and conditions that are no less favorable to Tenant than those specified in the New Securities Notice, at any time within 120 days after the expiration of Alexandria’s 20-day response period. Tenant hereby covenants that it will not enter into any agreement that conflicts with this Participation Rights Agreement.

2.    No Conflicts; Further Assurances. Neither the execution and delivery of this Participation Rights Agreement, nor performance of its terms, will directly or indirectly contravene, conflict with or result in a violation of (i) any of the provisions of Tenant’s articles or certificate of incorporation or bylaws, (ii) any resolution adopted by Tenant’s stockholders, Tenant’s board of directors or any committee thereof, or (iii) any contract or agreement of the Tenant. Tenant agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Participation Rights Agreement and its obligations hereunder. Tenant shall use its best efforts to fully effectuate the intent of this Participation Rights Agreement and shall not take any action to circumvent or avoid its obligations hereunder.

3.     Termination. This Participation Rights Agreement shall terminate, and be of no further force or effect, upon the earlier to occur of the following: (i) the final closing of the Qualified Financing, whether or not Alexandria elects to purchase New Securities, but only if Tenant delivers a New Securities Notice to Alexandria and Alexandria has an opportunity to purchase the New Securities, each as set forth in Section 1 above; (ii) immediately prior to the closing date of a transaction that qualifies as a Sale of Tenant (as defined below); and (iii) immediately prior to the effective date of Tenant’s first underwritten public offering of its securities under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. A “Sale of Tenant” shall mean either: (a) a transaction or series of related transactions in which shares representing more than fifty percent of the outstanding voting power of Tenant are acquired; or (b) a transaction that qualifies as a Deemed Liquidation Event, as defined in Tenant’s then effective certificate of incorporation.

4.    Governing Law. The terms and conditions of this Participation Rights Agreement shall be governed by and construed in accordance with Delaware law, without regard to the conflict of laws provisions thereof.

5.    Successors and Assigns. The terms and provisions of this Participation Rights Agreement shall be binding upon Alexandria and Tenant and their respective successors and assigns, subject at all times to the restrictions set forth herein.

6.    Confidentiality. Tenant agrees that, except with the prior written consent of Alexandria, it shall at all times keep confidential the terms of this Participation Rights Agreement and the discussions or negotiations relating to this Participation Rights Agreement. In addition, Tenant hereby agrees that, except with the prior written consent of Alexandria, it shall not participate in or generate any press release or other release of information to the general public relating to this Participation Rights Agreement or any transactions contemplated by this Participation Rights Agreement.

7.     Counterparts. This Participation Rights Agreement may be executed in as many counterparts as the parties hereto deem necessary or convenient, each of which counterparts shall be deemed an original but all of which, together, shall constitute but one and the same document.

[signature page follows]

[signature page]

If you agree that the foregoing accurately sets forth our agreement, please execute this Participation Rights Agreement in the space provided below, whereupon it will become a binding contract between us.

ALEXANDRIA VENTURE INVESTMENTS, LLC a Delaware limited liability company

By:	Alexandria Real Estate Equities, Inc., a Maryland corporation, its managing member

By:
Name:
Title:

ACCEPTED AND AGREED TO:

LYELL IMMUNOPHARMA, INC. a Delaware corporation

By:	/s/ Akira Matsuno
Name:	Akira Matsuno
Title:	CFO

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 1/4/2019

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must have ADDITIONAL INSURED provisions or be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Woodruff-Sawyer Oregon, Inc.
1001 SW 5th Avenue, Suite 1000
Portland OR 97204

CONTACT NAME:
PHONE (A/C, No, Ext): 503-416-7180 | FAX (A/C, No): 503-243-1815
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Federal Insurance Company	20281
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED LYELIMM-01
Lyell Immunopharma, Inc.
500 Fairview Avenue N
Suite 5000
Seattle WA 98109

COVERAGES CERTIFICATE NUMBER: 1455782994 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY	Y		36057665	11/12/2018	12/15/2019	EACH OCCURRENCE	$ 1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	X POLICY PRO-JECT X LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$
	ANY AUTO						BODILY INJURY (Per person)	$
	OWNED AUTOS ONLY / SCHEDULED AUTOS						BODILY INJURY (Per accident)	$
	HIRED AUTOS ONLY / NON-OWNED AUTOS ONLY						PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB X OCCUR			78189112	11/12/2018	12/15/2019	EACH OCCURRENCE	$ 10,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$ 10,000,000
	DED RETENTION $							$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY		Y	71771370	11/12/2018	12/15/2019	X PER STATUTE OTH-ER	
	ANYPROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N	N/A					E.L. EACH ACCIDENT	$ 1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Re: 400 East Jamie Court, South San Francisco, California

Alexandria Real Estate Equities, Inc., and ARE-EAST JAMIE COURT, LLC,, its officers, directors, employees, managers, agents, sub-agents, constituent entities and lease signators are included as additional insureds per attached endorsement 80022056. Waiver of subrogation applies per WC990304. The above general liability coverage is primary per policy terms and conditions.

CERTIFICATE HOLDER

Alexandria Real Estate Equities, Inc.
385 E. Colorado Boulevard, Suite 299
Pasadena CA 91101

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

© 1988-2015 ACORD CORPORATION. All rights reserved.

ACORD 25 (2016/03)

The ACORD name and logo are registered marks of ACORD

Extended General Liability (Including Human Clinical Trials) For Life Sciences

Who Is An Insured (continued)

Employees

Your employees are insureds; but they are insureds only for acts within the scope of their employment by you or while performing duties related to the conduct of your business.

However, no employee is an insured with respect to any damages, loss, cost or expense arising out of any:

A. injury actually or allegedly sustained at any time by:

1.  you, by any of your directors, managers, members, officers, partners (whether or not any of the foregoing is an employee) or by any co-employee while such injured person is either in the course of their employment or while performing duties related to the conduct of your business; or

2.  any spouse, child, parent, brother or sister of such injured person as a consequence of any injury or damage described in subparagraph A.1. above.

Subparagraph A. above also applies to any obligation to share any damages, loss, cost or expense with or to repay any person or organization that must pay any damages, loss, cost or expense because of any of the foregoing.

With respect to bodily injury only, the limitation described in subparagraph A. above does not apply to:

•   you or to your directors, managers, members, officers, partners or supervisors as insureds; or

•   your employees, as insureds, with respect to such injury caused by cardiopulmonary resuscitation or other first aid services administered by such an employee.

B. property damage to any property owned, occupied or used by you or by any of your directors, managers, members, officers or partners (whether or not any of the foregoing is an employee) or by any of your employees.

This limitation does not apply to property damage to a premises while rented to you or temporarily occupied by you with the permission of the owner.

Volunteers	Persons who are volunteer workers for you are insureds; but they are insureds only for acts within the scope of their activities for you and at your direction. However, no such person is an insured in connection with their voluntary participation in a human clinical trial.

Real Estate Managers	Persons (other than your employees) or organizations acting as your real estate managers are insureds; but they are insureds only with respect to their duties as your real estate managers.

Lessors Of Equipment	Persons (other than your employees) or organizations from whom you lease equipment are insureds; but they are insureds only if you are obligated (pursuant to a written contract or agreement between you and such person or organization) to provide them with such insurance as is afforded by this policy.

Liability Insurance
Form 80-02-2056 (Rev. 11-09) Contract	Page 9 of 52

Who Is An Insured

Lessors Of Equipment (continued)	However, such a person or organization is an insured only:

•   with respect to the maintenance or use by you of such equipment.

•   for such activities that did not occur after the equipment lease ends.

•   to the extent such contract or agreement requires the person or organization to be afforded status as an insured.

•   for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

No person or organization is an insured under this provision with respect to any assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement.

Lessors Of Premises

Persons (other than your employees) or organizations from whom you lease premises are insureds; but they are insureds only if you are obligated (pursuant to a written contract or agreement between you and such person or organization) to provide them with such insurance as is afforded by this policy.

However, such a person or organization is an insured only:

•   for such activities that did not occur after you cease to be a tenant in such premises.

•   with respect to the ownership, maintenance or use of that particular part of such premises leased to you.

•   to the extent such contract or agreement requires the person or organization to be afforded status as an insured.

•   for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

No person or organization is an insured under this provision with respect to any:

•   assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement.

•   structural alteration, new construction or demolition operations performed by or on behalf of them.

Vendors

Persons (other than your employees) or organizations that are vendors of your product are insureds; but they are insureds only if you are obligated (pursuant to a contract or agreement) to provide them with such insurance as is afforded by this policy.

However, such a person or organization is an insured only:

•   with respect to their liability for damages for bodily injury or property damage resulting from the distribution or sale of your product to which this insurance applies;

•   to the extent such contract or agreement requires the person or organization to be afforded status as an insured; and

•   for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

Liability Insurance
Form 80-02-2056 (Rev. 11-09) Contract	Page 10 of 52

Extended General Liability (Including Human Clinical Trials) For Life Sciences

Who Is An Insured

Vendors	No person or organization is an insured under this provision with respect to any:
(continued)

•   assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement.

• representation or warranty unauthorized by you.

• reckless or willful violation of any law or regulation.

•   failure to make adjustments, inspections, services or tests that the person or organization has agreed to make or normally undertakes to make in the regular course of their business in connection with the distribution or sale of your product.

• chemical or physical change in your product made intentionally by the person or organization.

•   repacking, unless unpacked solely for the purpose of demonstration, inspection or testing or the substitution of parts under instruction from the manufacturer and then repacked in the original container.

• demonstration, installation, repair or servicing operations, except such operations performed at the person’s or organization’s premises in connection with the distribution or sale of your product.

•   of your products that, after distribution or sale by you, have been labeled or relabeled or used as a container, ingredient or part of any other substance or thing by or for the person or organization.

Further, no person or organization is an insured under this provision:

A. from whom you have acquired your product, or any container, ingredient or part accompanying, entering into or containing your product.

B. that is acting as a:

1. human clinical trial contractor,

2. life science product sales contractor, or

3. life science product service contractor.

Human Clinical Trial Contractors	Persons (other than your employees) or organizations acting as human clinical trial contractors for you are insureds; but they are insureds only if you are obligated (pursuant to a written contract or agreement between you and such person or organization) to provide them with such insurance as is afforded by this policy.

However, such a person or organization is an insured only:

A. with respect to their liability for damages for bodily injury or property damage:

1. included in the products-completed operations hazard; and

2. resulting from activities in connection with a human clinical trial to which this insurance applies;

Liability Insurance
Form 80-02-2056 (Rev. 11-09) Contract	Page 11 of 52

Who Is An Insured

Human Clinical Trial Contractors (continued)

B. to the extent such contract or agreement requires the person or organization to be afforded status as an insured; and

C. for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

No person or organization is an insured under this provision with respect to any:

•   assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement.

•   representation or warranty unauthorized by you.

•   reckless or willful violation of any law or regulation.

•   chemical or physical change in your product made intentionally by such person or organization.

Further, no person or organization from whom you have acquired your product, or any container, ingredient or part accompanying, entering into or containing your product, is an insured under this provision.

Life Science Product Sales Contractors

Persons (other than your employees) or organizations acting as life science product sales contractors for you are insureds; but they are insureds only if you are obligated (pursuant to a written contract or agreement between you and such person or organization) to provide them with such insurance as is afforded by this policy.

However, such a person or organization is an insured only:

•   with respect to their liability for damages for bodily injury or property damage resulting from the dispensing, distribution, furnishing or sale of your product that is a life science product to which this insurance applies;

•   to the extent such contract or agreement requires the person or organization to be afforded status as an insured; and

•   for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

No person or organization is an insured under this provision with respect to any:

•   assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement

•   representation or warranty unauthorized by you.

•   reckless or willful violation of any law or regulation.

•   chemical or physical change in your product made intentionally by the person or organization.

•   of your products that, after distribution or sale by you, have been labeled or relabeled or used as a container, ingredient or part of any other substance or thing by or for the person or organization. This limitation does not apply to such relabeling of your product in the regular course of dispensing or furnishing the required amount or dosage of such product.

Liability Insurance
Form 80-02-2056 (Rev. 11-09) Contract	Page 12 of 52

Extended General Liability (Including Human Clinical Trials) For Life Sciences

Who Is An Insured Life Science Product Sales Contractors (continued)

Further, no person or organization from whom you have acquired your product, or any container, ingredient or part accompanying, entering into or containing your product, is an insured under this provision.

Life Science Product Service Contractors

Persons (other than your employees) or organizations acting as life science product service contractors for you are insureds; but they are insureds only if you are obligated (pursuant to a written contract or agreement between you and such person or organization) to provide them with such insurance as is afforded by this policy.

However, such a person or organization is an insured only:

•   with respect to their liability for damages for bodily injury or property damage resulting from activities within the scope of a life science product service to which this insurance applies;

•   to the extent such contract or agreement requires the person or organization to be afforded status as an insured; and

•   for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

No person or organization is an insured under this provision with respect to any:

•   assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement.

•   representation or warranty unauthorized by you.

•   reckless or willful violation of any law or regulation.

•   chemical or physical change in your product made intentionally by the person or organization.

Further, no person or organization from whom you have acquired your product, or any container, ingredient or part accompanying, entering into or containing your product, is an insured under this provision.

Other Persons Or Organizations Pursuant To Contract Or Agreement

Persons or organizations that you are obligated pursuant to a contract or agreement to provide with such insurance as is afforded by this policy are insureds.

However, such a person or organization is an insured only:

•   to the extent such contract or agreement requires the person or organization to be afforded status as an insured; and

•   for such activities that did not occur, in whole or in part, before the execution of the contract or agreement.

No person or organization is an insured under this provision:

A. that is more specifically identified under any other provision of the Who Is An Insured section (regardless of any limitation applicable thereto).

Liability Insurance
Form 80-02-2056 (Rev. 11-09) Contract	Page 13 of 52

Who Is An Insured

Other Persons Or Organizations Pursuant To Contract Or Agreement (continued)

B. with respect to any:

1.  assumption of liability (of another person or organization) by them in a contract or agreement. This limitation does not apply to the liability for damages for injury or damage, to which this insurance applies, that such person or organization would have in the absence of such contract or agreement.

2. representation or warranty unauthorized by you.

3. reckless or willful violation of any law or regulation.

4.  failure to make adjustments, inspections, services or tests that the person or organization has agreed to make or normally undertakes to make in the regular course of their business in connection with the distribution or sale of your product.

5. chemical or physical change in your product made intentionally by the person or organization.

6. demonstration, installation, repair or servicing operations, except such operations performed at the person’s or organization’s premises in connection with the distribution or sale of your product.

7.  of your products that, after distribution or sale by you, have been labeled or relabeled or used as a container, ingredient or part of any other substance or thing by or for the person or organization.

8.  rendering of or failure to render any professional service, advice or instruction regardless of whether or not such service, advice or instruction is ordinary to any insured’s profession and regardless of whether or not a claim is made or suit is brought by any client or other person or organization. With respect to the rendering of or failure to render a healthcare service only, this limitation does not apply to bodily injury caused by a defect, deficiency, inadequacy or dangerous condition in your product to which this insurance applies.

The limitations described in subparagraphs B. 5. through B. 7. above do not apply to the extent that:

• you have agreed in a written contract or agreement that such person or organization will provide such operations for you; and

• such written contract or agreement requires the person or organization to be afforded status as an insured.

Limitations On Who Is An Insured

A. Except to the extent provided under the Subsidiary Or Newly Acquired Or Formed Organizations provision, no person or organization is an insured with respect to the conduct of any person or organization that is not shown as a named insured in the Declarations.

B. No person or organization is an insured with respect to any damages, loss, cost or expense arising out of any:

1. ownership, maintenance or use of any assets; or

2. conduct of any person or organization whose assets, business or organization;

any named insured acquires, either directly or indirectly, for any:

• bodily injury or property damage that occurs; or

• advertising injury or personal injury arising out of any offense committed;

in whole or in part, before such acquisition is executed.

Liability Insurance
Form 80-02-2056 (Rev. 11-09) Contract	Page 14 of 52

WORKERS’ COMPENSATION AND EMPLOYERS’ LIABILITY INSURANCE POLICY

WC 99 03 04 (Ed. 7-08)

WAIVER OF OUR RIGHT TO RECOVER FROM OTHERS ENDORSEMENT—CALIFORNIA

This endorsement changes the policy to which it is attached effective on the inception date of the policy unless a different date is indicated below.

(The following “attaching clause” need be completed only when this endorsement is issued subsequent to preparation of the policy.)

This endorsement, effective on	11/12/18	at 12:01 A. M. standard time, forms a part of
(DATE)
Policy No. (19)7177-13-70	of the	FEDERAL INSURANCE COMPANY
issued to LYELL IMMUNOPHARMA, INC.		(NAME OF INSURANCE COMPANY)

Endorsement No.
Authorized Representative

We have the right to recover our payments from anyone liable for an injury covered by this policy. We will not enforce our right against the person or organization named in the Schedule. The additional premium for the blanket waiver offered by this endorsement shall be 1.00% of total California premium.

Schedule
Person or Organization	Job Description

BLANKET WAIVER - ANY PERSON OR ORGANIZATION FOR WHOM THE NAMED INSURED HAS AGREED BY WRITTEN CONTRACT TO FURNISH THIS WAIVER	ALL CALIFORNIA OPERATIONS

WC 99 03 04 (Ed. 7-08)

ACORD

EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

DATE (MM/DD/YYYY): 1/4/2019

THIS EVIDENCE OF COMMERCIAL PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

PRODUCER NAME, CONTACT PERSON AND ADDRESS — PHONE (A/C, No, Ext): 503-416-7180 Woodruff-Sawyer Oregon, Inc. 1001 SW 5th Avenue, Suite 1000 Portland OR 97204	COMPANY NAME AND ADDRESS — NAIC NO: 20281 Federal Insurance Company
FAX (A/C, No): 503-243-1815 — E-MAIL ADDRESS:	IF MULTIPLE COMPANIES, COMPLETE SEPARATE FORM FOR EACH
CODE: — SUB CODE:	POLICY TYPE Commercial Property
AGENCY CUSTOMER ID #:	
NAMED INSURED AND ADDRESS Lyell Immunopharma, Inc. 500 Fairview Avenue N Suite 5000 Seattle, WA 98109	LOAN NUMBER — POLICY NUMBER: 36057665 EFFECTIVE DATE: 11/12/2018 — EXPIRATION DATE: 12/15/2019 — ☐ CONTINUED UNTIL TERMINATED IF CHECKED
ADDITIONAL NAMED INSURED(S)	THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION (ACORD 101 may be attached if more space is required) ☐ BUILDING OR ☒ BUSINESS PERSONAL PROPERTY

LOCATION / DESCRIPTION
Evidence of insurance coverage.
See Attached...

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

PERILS INSURED: ☐ BASIC ☐ BROAD ☒ SPECIAL

COMMERCIAL PROPERTY COVERAGE AMOUNT OF INSURANCE: $ 13,760,000 DED:

	YES	NO	N/A	
☒ BUSINESS INCOME ☐ RENTAL VALUE	X			If YES, LIMIT: $15,100,000 — Actual Loss Sustained; # of months:
BLANKET COVERAGE	X			If YES, indicate value(s) reported on property identified above: $
TERRORISM COVERAGE	X			Attach Disclosure Notice / DEC
IS THERE A TERRORISM-SPECIFIC EXCLUSION?			X	
IS DOMESTIC TERRORISM EXCLUDED?			X	
LIMITED FUNGUS COVERAGE			X	If YES, LIMIT: — DED:
FUNGUS EXCLUSION (If "YES", specify organization's form used)			X	
REPLACEMENT COST	X			
AGREED VALUE	X			
COINSURANCE			X	If YES, %
EQUIPMENT BREAKDOWN (If Applicable)	X			If YES, LIMIT: — DED:
ORDINANCE OR LAW - Coverage for loss to undamaged portion of bldg			X	If YES, LIMIT: — DED:
- Demolition Costs			X	If YES, LIMIT: — DED:
- Incr. Cost of Construction			X	If YES, LIMIT: — DED:
EARTH MOVEMENT (If Applicable)			X	If YES, LIMIT: — DED:
FLOOD (If Applicable)			X	If YES, LIMIT: — DED:
WIND / HAIL INCL ☐ YES ☐ NO Subject to Different Provisions:			X	If YES, LIMIT: — DED:
NAMED STORM INCL ☐ YES ☐ NO Subject to Different Provisions:			X	If YES, LIMIT: — DED:
PERMISSION TO WAIVE SUBROGATION IN FAVOR OF MORTGAGE HOLDER PRIOR TO LOSS	X			

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

☐ CONTRACT OF SALE ☐ LENDER'S LOSS PAYABLE ☐ LOSS PAYEE
☐ MORTGAGEE

LENDER SERVICING AGENT NAME AND ADDRESS

NAME AND ADDRESS
Alexandria Real Estate Equities, Inc.
385 E. Colorado Boulevard, Suite 299
Pasadena CA 91101

AUTHORIZED REPRESENTATIVE
[signature]

© 2003-2015 ACORD CORPORATION. All rights reserved.

ACORD 28 (2016/03)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: ____________

LOC #: ____________

ADDITIONAL REMARKS SCHEDULE

Page 1 of 1

AGENCY			NAMED INSURED
Woodruff-Sawyer Oregon, Inc.			Lyell Immunopharma, Inc. 500 Fairview Avenue N Suite 5000 Seattle, WA 98109
POLICY NUMBER			
CARRIER		NAIC CODE	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,

FORM NUMBER: 28 FORM TITLE: EVIDENCE OF COMMERCIAL PROPERTY INSURANCE

ACORD 101 (2008/01)

© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of August 15, 2019, by and between ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company (“Landlord”), and LYELL IMMUNOPHARMA, INC., a Delaware corporation (“Tenant”).

RECITALS

A.    Landlord and Tenant entered into that certain Lease Agreement dated as of January 14, 2019 (the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 33,949 rentable square feet (“Original Premises”) in a building located at 400 East Jamie Court, South San Francisco, California. The Original Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.    Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, expand the size of the Original Premises by adding a portion of the second floor of the Building containing approximately 5,700 rentable square feet, as shown on Exhibit A attached to this First Amendment (the “Expansion Premises”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Expansion Premises. In addition to the Original Premises, commencing on the Expansion Premises Commencement Date, Landlord leases to Tenant, and Tenant leases from Landlord, the Expansion Premises.

2.

Delivery. Landlord shall use reasonable efforts to deliver the Expansion Premises to Tenant (“Delivery” or “Deliver”) on or before the Target Expansion Premises Commencement Date (subject to Force Majeure delays). If Landlord fails to timely Deliver the Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this First Amendment shall not be void or voidable.

The “Expansion Premises Commencement Date” shall be the date that Landlord Delivers the Expansion Premises to Tenant in broom clean condition. The “Target Expansion Premises Commencement Date” shall be August 1, 2019. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Expansion Premises Commencement Date in a form substantially similar to the form of the “Acknowledgement of Commencement Date” attached to the Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

Except as expressly set forth in the Lease or this First Amendment: (i) Tenant shall accept the Expansion Premises in their condition as of the Expansion Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Expansion Premises; and (iii) Tenant’s taking possession of the Expansion Premises shall be conclusive evidence that Tenant accepts the Expansion Premises and that the Expansion Premises were in good condition at the time possession was taken.

For the period of 60 consecutive days after the Expansion Premises Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems serving the Expansion Premises, unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

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Tenant agrees and acknowledges that, except as otherwise expressly set forth in this First Amendment, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises, and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises are suitable for the Permitted Use.

3.

Premises and Rentable Area of Premises. As of the Expansion Premises Commencement Date, the defined terms “Premises” and “Rentable Area of Premises” on page 1 of the Lease shall be deleted in their entirety and replaced with the following:

“Premises: That portion of the (i) third floor of the Building, containing approximately 30,055 rentable square feet (the “Third Floor Premises”), (ii) second floor of the Building containing approximately 3,894 rentable square feet (the “Second Floor Premises”), and (iii) second floor of the Building containing approximately 5,700 rentable square feet (the “Expansion Premises”), all as shown on Exhibit A.”

“Rentable Area of Premises: 39,649 sq. ft.”

As of Expansion Premises Commencement Date, Exhibit A to the Lease shall be amended to include the Expansion Premises as shown on Exhibit A attached to this First Amendment.

4.	Base Rent.

a.    Original Premises. Tenant shall continue paying Base Rent with respect to the Original Premises pursuant to the terms of the Lease through the expiration of the Base Term.

b.    Expansion Premises. Commencing on the Expansion Premises Commencement Date, Tenant shall commence paying Base Rent with respect to the Expansion Premises at the same per rentable square foot rate that Tenant is then-paying with respect to the Original Premises, as adjusted pursuant to Section 4(a) of the Lease.

5.

Tenant’s Share. As of the Expansion Premises Commencement Date, the defined term “Tenant’s Share of Operating Expenses for the Building” on page 1 of the Lease shall be deleted in their entirety and replaced with the following:

“Tenant’s Share of Operating Expenses for the Building: 44.79%”

6.	Base Term. As of the Expansion Premises Commencement Date, the defined term “Base Term” on page 1 of the Lease shall be deleted in its entirety and replaced with the following:

“Base Term: Commencing (i) with respect to the Original Premises on the Commencement Date, and (ii) with respect to the Expansion Premises on the Expansion Premises Commencement Date, and ending with respect to the entire Premises on August 31, 2029.”

7.

Right to Expand. Notwithstanding anything to the contrary contained in the Section 39 of the Lease, Landlord agrees that it will not enter into a lease with a third party for any portion of the ROFR Space that would commence prior to April 1, 2020.

8.	Shared Space Arrangements. Notwithstanding anything to the contrary contained in the Lease, Tenant may from time to time enter into agreements for up to 15% of the Premises (each, a

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“Shared Space Arrangement”) with third parties pursuant to which such third parties may occupy portions of the Premises as “Shared Space Area”, and such agreements shall not require Landlord’s consent under Section 22 of the Lease; provided, however, that Tenant shall be required to provide Landlord with a copy of each such license agreement and, prior to the effective date of each such license agreement, Tenant and each licensee shall be required to execute Landlord’s reasonable form of acknowledgment pursuant to which Tenant and the licensee acknowledge and agree, among other things, that: (i) the terms of the Shared Space Arrangement are subject and subordinate to the terms of the Lease, (ii) if the Lease terminates, then the Shared Space Arrangement shall terminate concurrently therewith, (iii) each licensee shall, during the term of its applicable Shared Space Arrangement, maintain the same insurance as is required of Tenant under the Lease and provide Landlord with insurance certificates evidencing the same and naming the Landlord Parties as additional insureds, and (iv) the waivers and releases set forth in the second to last paragraph of Section 17 of the Lease that apply as between Landlord and Tenant shall also apply as between Landlord and licensee. Tenant shall be fully responsible for the conduct of such companies within the Shared Space Area and the Project, and Tenant’s indemnification obligations set forth in the Lease shall apply with respect to the conduct of such parties within the Shared Space Area and Project.

9.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction, other than Jones Lang LaSalle and Flinn Ferguson Cresa. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than other than Jones Lang LaSalle and Flinn Ferguson Cresa, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

10.

OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

11.	California Accessibility Disclosure. Section 42(p) of the Lease is hereby incorporated by reference.

12.	Miscellaneous.

a.    This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.    This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

c.    This First Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic

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signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this First Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

d.    Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

LYELL IMMUNOPHARMA, INC., a Delaware corporation

By:	/s/ Elizabeth Homans
Its:	CEO

LANDLORD:

ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

		By:	/s/ Allison Grochola
		Its:	Allison Grochola Vice President RE Legal Affairs

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SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of August 15, 2019, by and between ARE-EAST JAMIE COURT, LLC, a Delaware limited liability company (“Landlord”), and LYELL IMMUNOPHARMA, INC., a Delaware corporation (“Tenant”).

RECITALS

A.    Landlord and Tenant entered into that certain Lease Agreement dated as of January 14, 2019, as amended by that certain First Amendment to Lease dated as of August 15, 2019 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 39,649 rentable square feet (“Premises”) in a building located at 400 East Jamie Court, South San Francisco, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.    Concurrently with this Second Amendment, Tenant is entering into a new lease with an affiliate of Landlord pursuant to which Tenant is leasing approximately 91,000 rentable square feet of space at that certain to-be-constructed building to be known as 201 Haskins Way, South San Francisco, California (“201 Haskins”).

C.    Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease as provided in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Early Termination Right. Tenant shall have the right, subject to the provisions of this Section 1, to terminate the Lease (“Termination Right”) with respect to the entire Premises (except as otherwise provided in Section 2 below) by delivery of 12 months advance written notice to Landlord delivered no later than December 31, 2020 (the “Termination Notice”). If Tenant delivers a Termination Notice to Landlord on or before December 31, 2020, then the expiration date of the Term of the Lease shall be accelerated to the date that is 12 months after the date of the Termination Notice (“Early Termination Date”). If Tenant timely and properly exercises the Termination Right by delivery of the Termination Notice, Tenant shall vacate the Premises and deliver possession thereof to Landlord in the condition required by the terms of the Lease on or before the Early Termination Date and Tenant shall have no further obligations under the Lease after the Early Termination Date except for those under Section 2 below and those accruing prior to the Early Termination Date and those which, pursuant to the terms of the Lease, survive the expiration or early termination of the Lease. If Tenant does not deliver to Landlord the Termination Notice within the time period provided in this paragraph, Tenant shall be deemed to have waived its Termination Right and the provisions of this Section 1 shall have no further force or effect.

2.

Vivarium Premises. Notwithstanding anything to the contrary contained in Section 1 above, Tenant may elect, in the Termination Notice, to elect to continue to lease the vivarium portion of the Premises as more particularly described on Exhibit A attached hereto (the “Vivarium Premises”) following the Early Termination Date, in which case the parties shall enter into an amendment to the Lease providing for the surrender by Tenant of and termination of the Lease with respect to the Premises, other than the Vivarium Premises, as of the Early Termination Date. For the avoidance of doubt, the amendment to the Lease shall reflect the reduction of the rentable square footage of the Premises to the rentable square footage of the Vivarium Premises and the corresponding changes required in connection with such reduction.

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Notwithstanding the foregoing, if Tenant so elects to continue the Lease with respect to the Vivarium Premises, Landlord shall have the right upon not less than 120 days’ prior written notice, to relocate the Vivarium Premises to another location designated by Landlord in the Project or at the project in which 201 Haskins is located (the “201 Haskins Project”), provided that: (a) the size of the Vivarium Premises is at least equal to the size of the Premises, and (b) Landlord pays the reasonable costs of moving Tenant’s operations conducted in the Vivarium Premises and improving the Vivarium Premises to a substantially similar standard as that of the Vivarium Premises, and reimburses Tenant for all reasonable costs directly incurred by Tenant as a result of relocation. Tenant shall cooperate with Landlord in all reasonable ways to facilitate relocation. If the Vivarium Premises is relocated within the Project, the parties shall enter into an amendment to the Lease which shall, among other things, identify the substitute Vivarium Premises. If the Vivarium Premises is relocated to the 201 Haskins Project, then (i) Landlord and Tenant will enter into a termination agreement with respect to the Lease, and (ii) Tenant and Landlord’s affiliate that owns the 201 Haskins Project shall enter into an agreement for the leasing or licensing of the substitute Vivarium Premises at the 201 Haskins Project. In the event of any relocation of the Vivarium Premises within the Project or to the 201 Haskins Project, unless the parties mutually agree, Tenant shall continue to pay the same per square foot Base Rent with respect to the substitute Vivarium Premises that Tenant would otherwise be required to pay under the Lease, and the term of the lease or license of the substitute Vivarium Premises shall continue through the expiration date of the Base Term of the Lease.

3.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction, other than Jones Lang LaSalle and Flinn Ferguson Cresa. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than Jones Lang LaSalle and Flinn Ferguson Cresa, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Second Amendment.

4.

OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

5.	Miscellaneous.

a.    This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.    This Second Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

c.    This Second Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any

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electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Second Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

d.    Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

TENANT: LYELL IMMUNOPHARMA, INC., a Delaware corporation

By:	/s/ Elizabeth Homans
Its:	CEO

LANDLORD:

ARE-EAST JAMIE COURT, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

		By:	/s/ Allison Grochola
		Its:	Allison Grochola Vice President RE Legal Affairs

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Exhibit A

Vivarium Premises

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